Exhibit 32

CERTIFICATION OF FINANCIAL REPORTS PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to his/her knowledge, (i) the Form 10-Q filed by HOMETOWN BANKSHARES CORPORATION (the “Issuer”) for the periods ended September 30,2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer [on the dates and for the periods presented therein].

HOMETOWN BANKSHARES CORPORATION

Date: November 14, 2017	By:	/s/ Susan K. Still
Susan K. Still
President and Chief Executive Officer

Date: November 14, 2017	By:	/s/ Vance W. Adkins
Vance W. Adkins
Executive Vice President
Chief Financial Officer